This DEED OF VARIATION is made the 9TH day of January, 1997 between THE SECRETARY OF STATE FOR TRADE AND INDUSTRY (hereinafter referred to as "the Minister") of the one part and EVERGREEN RESOURCES (UK) LIMITED (hereinafter referred to as "the Licensee") of the other part, supplemental to licence number EXL 201 (hereinafter referred to as "the Licence") made the fifteenth day of October 1991 between THE MINISTER of the one Part and the Licensee of the other part

    WHEREAS:

    (A) The functions of THE SECRETARY OF STATE FOR ENERGY were transferred to THE SECRETARY OF STATE FOR TRADE AND INDUSTRY by the Transfer of Functions (Energy) Order 1992 (SI 1992/1314)

    (B) The Minister has agreed with the Licensee that the Licence should be varied so as to have effect as a Petroleum Exploration and Development Licence, incorporating the model clauses prescribed for incorporation in such a Licence

NOW THIS DEED WITNESSETH AS FOLLOWS

1. The Licence shall have effect subject to the following amendments -

    (a) the substitution, in place of the words of paragraph A before "shall be incorporated herein" of the words

         "Clause 1, and clauses 4 to 39 of the model clauses for petroleum exploration and development licences in landward areas set out in schedule 3 to the Petroleum (Production) (Landward Areas) Regulations 1995 (S.I. 1995 No. 1436)";

    (b) the omission from paragraph C of the words "in the course of exploration (but not further or otherwise)";

    (c) the substitution, in place of the words "clause 7 and clause 8" in paragraph D, of the words "clause 9 and clause 14";

    (d) the substitution, in place of Schedule 2 to the licence, of Schedule 1 to this deed, and the substitution in place of Schedule 3 to the Licence of
    Schedule 2 to this deed.

IN WITNESS whereof the Corporate Seal of the Minister and the Common Seal of the Licensee have been hereunto affixed the day and year first above written.

    THE CORPORATE SEAL of                   )
    THE SECRETARY OF STATE FOR              )            [SEAL]
    TRADE AND INDUSTRY hereunto affixed is  )
    authenticated by:-


/s/ [ILLEGIBLE]
 ........................................
Authorised by the Secretary of State



The Common Seal of EVERGREEN RESOURCES (UK) LIMITED        )
was hereunto affixed in the                           )
presence of:-                                         )


                   /s/ [ILLEGIBLE]
              .......................................... Director


                   /s/ [ILLEGIBLE]
              .......................................... Secretary

                                                                         EXL 201

                                      Schedule I

1. (1) The licensee shall pay to the Minister upon the grant and thereafter during the term of this licence upon the anniversaries of the date (hereinafter referred to as "the said date") specified in Clause B of this Licence sums calculated as follows -


(a) upon the sixth anniversary of the said date       L50       Multiplied by the area factor

(b) upon the seventh anniversary of the said date     L100                "

(c) upon the eighth anniversary of the said date      L150                "

(d) upon the ninth anniversary of the said date       L200                "

(e) upon the tenth anniversary of the said date       L250                "

(f) upon the eleventh anniversary of the said date    L300                "

(g) upon the twelfth anniversary of the said date     L400                "

(h) upon the thirteenth anniversary of the said date  L500                "

(i) upon the fourteenth anniversary of the said date  L600                "

(j) upon the fifteenth anniversary of the said date   L700                "

(k) upon the sixteenth anniversary of the said date   L800                "

(l) upon the seventeenth anniversary of the said date L900                "

(m) upon the eighteenth anniversary of the said date  L1000               "

(n) upon the nineteenth anniversary of the said date  L1100               "

(o)  upon the twentieth and every subsequent anniversary of the said date L1200 multiplied by the area factor


    (2) In this paragraph "the area factor" means the number of square kilometres comprised in the licensed area at the date upon which the periodic payment becomes due.

    (3) The payments specified in sub-paragraph (1) above shall be subject to variation in accordance with the following provisions:

    (a) The annual payment shall be increased or subsequently reduced in line with movements in the Index of the Price of Crude Oil acquired by Refineries (published in the Digest of UK Energy Statistics) if the Minister so determines. The Minister shall give notice of any such determination ("biennial determination") during the month preceding the eighth anniversary of the date of commencement of this licence or any subsequent two-yearly anniversary of that date, and shall specify in the notice the increase or reduction in the amount payable. Movements in the Index shall be calculated by reference to a comparison between the arithmetic mean of the Index levels for the two latest calendar years for which figures are available at the time when the determination is made, and the arithmetic mean of the Index levels for 1992 and 1993. In the event that the Index of the Price of Crude Oil acquired by Refineries ceases to be published, the Minister may substitute arrangements for redetermination of annual payments having substantially similar effect to those set out above based on such other comparable Index as he may determine.

    (b) The increase or reduction specified in a biennial determination shall be payable or take effect on the anniversary of the date of commencement of this licence next following the date of the relevant determination.

    (c) No biennial determination shall have effect so as to reduce the annual payments below the levels set out in sub-paragraph (1) above.

    (d) The Minister shall not make a biennial determination increasing or reducing the amounts payable, where that increase or reduction would be less than 5% of the levels set following the previous biennial determination.

                                                                         EXL 201

                                      Schedule 2

                                 WORKING OBLIGATIONS

By 30th September, 1998 the Licensee shall in respect of Blocks SJ06, SJ07, SJ08, SJ15, SJ16 and SH97 complete a remote sensing study by means of High Altitude Aerial Photography and Landsat Infrared Satellite Imagery to identify geological and geomorphological features indicative of areas of enhanced permeability.

This DEED OF VARIATION is made the 9TH day of January, 1997 between THE SECRETARY OF STATE FOR TRADE AND INDUSTRY (hereinafter referred to as "the Minister") of the one part and EVERGREEN RESOURCES (UK) LIMITED (hereinafter referred to as "the Licensee") of the other part, supplemental to licence number EXL 202 (hereinafter referred to as "the Licence") made the fifteenth day of October 1991 between THE MINISTER of the one Part and the Licensee of the other part

    WHEREAS:

    (A) The functions of THE SECRETARY OF STATE FOR ENERGY were transferred to THE SECRETARY OF STATE FOR TRADE AND INDUSTRY by the Transfer of Functions (Energy) Order 1992 (SI 1992/1314)

    (B) The Minister has agreed with the Licensee that the Licence should be varied so as to have effect as a Petroleum Exploration and Development Licence, incorporating the model clauses prescribed for incorporation in such a Licence

NOW THIS DEED WITNESSETH AS FOLLOWS

1. The Licence shall have effect subject to the following amendments -

    (a) the substitution, in place of the words of paragraph A before "shall be incorporated herein" of the words

         "Clause l, and clauses 4 to 39 of the model clauses for petroleum exploration and development licences in landward areas set out in schedule 3 to the Petroleum (Production) (Landward Areas) Regulations 1995 (S.I. 1995 No. 1436)";

    (b) the omission from paragraph C of the words "in the course of exploration (but not further or otherwise)";

    (c) the substitution, in place of the words "clause 7 and clause 8" in paragraph D, of the words "clause 9 and clause 14";

    (d) the substitution, in place of Schedule 2 to the licence, of Schedule 1 to this deed, and the substitution in place of Schedule 3 to the Licence of
    Schedule 2 to this deed.

IN WITNESS whereof the Corporate Seal of the Minister and the Common Seal of the Licensee have been hereunto affixed the day and year first above written.

    THE CORPORATE SEAL of                   )
    THE SECRETARY OF STATE FOR              )  -----------------
    TRADE AND INDUSTRY hereunto affixed is  )
    authenticated by:-


/s/ [ILLEGIBLE]
 ........................................
Authorised by the Secretary of State



The Common Seal of EVERGREEN RESOURCES (UK) LIMITED        )
was hereunto affixed in the                           )
presence of:-                                         )


                   /s/ [ILLEGIBLE]
              .......................................... Director


                   /s/ [ILLEGIBLE]
              .......................................... Secretary

                                                                         EXL 202

                                      Schedule I

1. (1) The licensee shall pay to the Minister upon the grant and thereafter during the term of this licence upon the anniversaries of the date (hereinafter referred to as "the said date") specified in Clause B of this Licence sums calculated as follows -


(a) upon the sixth anniversary of the said date       L50       Multiplied by the area factor

(b) upon the seventh anniversary of the said date     L100                "

(c) upon the eighth anniversary of the said date      L150                "

(d) upon the ninth anniversary of the said date       L200                "

(e) upon the tenth anniversary of the said date       L250                "

(f) upon the eleventh anniversary of the said date    L300                "

(g) upon the twelfth anniversary of the said date     L400                "

(h) upon the thirteenth anniversary of the said date  L500                "

(i) upon the fourteenth anniversary of the said date  L600                "

(j) upon the fifteenth anniversary of the said date   L700                "

(k) upon the sixteenth anniversary of the said date   L800                "

(l) upon the seventeenth anniversary of the said date L900                "

(m) upon the eighteenth anniversary of the said date  L1000               "

(n) upon the nineteenth anniversary of the said date  L1100               "

(o)  upon the twentieth and every subsequent anniversary of the said date L1200 multiplied by the area factor


    (2) In this paragraph "the area factor" means the number of square kilometres comprised in the licensed area at the date upon which the periodic payment becomes due.

    (3) The payments specified in sub-paragraph (1) above shall be subject to variation in accordance with the following provisions:

    (a) The annual payment shall be increased or subsequently reduced in line with movements in the Index of the Price of Crude Oil acquired by Refineries (published in the Digest of UK Energy Statistics) if the Minister so determines. The Minister shall give notice of any such determination ("biennial determination") during the month preceding the eighth anniversary of the date of commencement of this licence or any subsequent two-yearly anniversary of that date, and shall specify in the notice the increase or reduction in the amount payable. Movements in the Index shall be calculated by reference to a comparison between the arithmetic mean of the Index levels for the two latest calendar years for which figures are available at the time when the determination is made, and the arithmetic mean of the Index levels for 1992 and 1993. In the event that the Index of the Price of Crude Oil acquired by Refineries ceases to be published, the Minister may substitute arrangements for redetermination of annual payments having substantially similar effect to those set out above based on such other comparable Index as he may determine.

    (b) The increase or reduction specified in a biennial determination shall be payable or take effect on the anniversary of the date of commencement of this licence next following the date of the relevant determination.

    (c) No biennial determination shall have effect so as to reduce the annual payments below the levels set out in sub-paragraph (1) above.

    (d) The Minister shall not make a biennial determination increasing or reducing the amounts payable, where that increase or reduction would be less than 5% of the levels set following the previous biennial determination.

                                                                         EXL 202

                                      Schedule 2

                                 WORKING OBLIGATIONS

By 31st December, 1997 the Licensee shall in respect of Blocks SN80 and SS89 complete a remote sensing study by means of High Altitude Aerial Photography and Landsat Infrared Satellite Imagery to identify geological and geomorphological features indicative of areas of enhanced permeability.







                                  202 - 6 Lyncastle.

                                Area = 200 km. SQUARED

This DEED OF VARIATION is made the 9th day of January, 1997 between THE SECRETARY OF STATE FOR TRADE AND INDUSTRY (hereinafter referred to as "the Minister") of the one part and EVERGREEN RESOURCES (UK) LIMITED (hereinafter referred to as "the Licensee") of the other part, supplemental to licence number EXL 203 (hereinafter referred to as "the Licence") made the fifteenth day of October 1991 between THE MINISTER of the one Part and the Licensee of the other part

    WHEREAS:

    (A) The functions of THE SECRETARY OF STATE FOR ENERGY were transferred to THE SECRETARY OF STATE FOR TRADE AND INDUSTRY by the Transfer of Functions (Energy) Order 1992 (SI 1992/1314)

    (B) The Minister has agreed with the Licensee that the Licence should be varied so as to have effect as a Petroleum Exploration and Development Licence, incorporating the model clauses prescribed for incorporation in such a Licence

NOW THIS DEED WITNESSETH AS FOLLOWS

1. The Licence shall have effect subject to the following amendments -

    (a) the substitution, in place of the words of paragraph A before "shall be incorporated herein" of the words

         "Clause l, and clauses 4 to 39 of the model clauses for petroleum exploration and development licences in landward areas set out in schedule 3 to the Petroleum (Production) (Landward Areas) Regulations 1995 (S.I. 1995 No. 1436)";

    (b) the omission from paragraph C of the words "in the course of exploration (but not further or otherwise)";

    (c) the substitution, in place of the words "clause 7 and clause 8" in paragraph D, of the words "clause 9 and clause 14";

    (d) the substitution, in place of Schedule 2 to the licence, of Schedule 1 to this deed, and the substitution in place of Schedule 3 to the Licence of
    Schedule 2 to this deed.

IN WITNESS whereof the Corporate Seal of the Minister and the Common Seal of the Licensee have been hereunto affixed the day and year first above written.

    THE CORPORATE SEAL of                   )
    THE SECRETARY OF STATE FOR              )  [SEAL]
    TRADE AND INDUSTRY hereunto affixed is  )
    authenticated by:-


/s/ [ILLEGIBLE]
 ........................................
Authorised by the Secretary of State



The Common Seal of EVERGREEN RESOURCES (UK) LIMITED        )
was hereunto affixed in the                           )
presence of:-                                         )


                   /s/ [ILLEGIBLE]
              .......................................... Director


                   /s/ [ILLEGIBLE]
              .......................................... Secretary

                                                                        EXL 203

                                      Schedule I

1. (1) The licensee shall pay to the Minister upon the grant and thereafter during the term of this licence upon the anniversaries of the date (hereinafter referred to as "the said date") specified in Clause B of this Licence sums calculated as follows -


(a)  upon the sixth anniversary of the said date       L50       Multiplied by the area factor

(b)  upon the seventh anniversary of the said date     L100                "

(c)  upon the eighth anniversary of the said date      L150                "

(d)  upon the ninth anniversary of the said date       L200                "

(e)  upon the tenth anniversary of the said date       L250                "

(f)  upon the eleventh anniversary of the said date    L300                "

(g)  upon the twelfth anniversary of the said date     L400                "

(h)  upon the thirteenth anniversary of the said date  L500                "

(i)  upon the fourteenth anniversary of the said date  L600                "

(j)  upon the fifteenth anniversary of the said date   L700                "

(k)  upon the sixteenth anniversary of the said date   L800                "

(l)  upon the seventeenth anniversary of the said date L900                "

(m)  upon the eighteenth anniversary of the said date  L1000               "

(n)  upon the nineteenth anniversary of the said date  L1100               "

(o)  upon the twentieth and every subsequent anniversary of the said date L1200 multiplied by the area factor


    (2) In this paragraph "the area factor" means the number of square kilometres comprised in the licensed area at the date upon which the periodic payment becomes due.

    (3) The payments specified in sub-paragraph (1) above shall be subject to variation in accordance with the following provisions:

    (a) The annual payment shall be increased or subsequently reduced in line with movements in the Index of the Price of Crude Oil acquired by Refineries (published in the Digest of UK Energy Statistics) if the Minister so determines. The Minister shall give notice of any such determination ("biennial determination") during the month preceding the eighth anniversary of the date of commencement of this licence or any subsequent two-yearly anniversary of that date, and shall specify in the notice the increase or reduction in the amount payable. Movements in the Index shall be calculated by reference to a comparison between the arithmetic mean of the Index levels for the two latest calendar years for which figures are available at the time when the determination is made, and the arithmetic mean of the Index levels for 1992 and 1993. In the event that the Index of the Price of Crude Oil acquired by Refineries ceases to be published, the Minister may substitute arrangements for redetermination of annual payments having substantially similar effect to those set out above based on such other comparable Index as he may determine.

    (b) The increase or reduction specified in a biennial determination shall be payable or take effect on the anniversary of the date of commencement of this licence next following the date of the relevant determination.

    (c) No biennial determination shall have effect so as to reduce the annual payments below the levels set out in sub-paragraph (1) above.

    (d) The Minister shall not make a biennial determination increasing or reducing the amounts payable, where that increase or reduction would be less than 5% of the levels set following the previous biennial determination.

                                                                         EXL 203

                                      Schedule 2

                                 WORKING OBLIGATIONS

The Licensee shall in respect of Blocks SJ35, SJ36a, SJ37, SJ47b, SJ48c and
SJ46:

    i) by 30th September, 1998 complete a remote sensing study by means of High Altitude Aerial Photography and Landsat Infrared Satellite
         Imagery to identify geological and geomorphological features indicative of areas of enhanced permeability; and

    (ii) by 31 December, 1999 drill not less than one exploration well to a depth not less than the deepest prospective coal seam in the licence area.

This DEED OF VARIATION is made the 9th day of January, 1997 between THE SECRETARY OF STATE FOR TRADE AND INDUSTRY (hereinafter referred to as "the Minister") of the one part and EVERGREEN RESOURCES (UK) LIMITED (hereinafter referred to as "the Licensee") of the other part, supplemental to licence number EXL 204 (hereinafter referred to as "the Licence") made the fifteenth day of October 1991 between THE MINISTER of the one Part and the Licensee of the other part

    WHEREAS:

    (A) The functions of THE SECRETARY OF STATE FOR ENERGY were transferred to THE SECRETARY OF STATE FOR TRADE AND INDUSTRY by the Transfer of Functions (Energy) Order 1992 (SI 1992/1314)

    (B) The Minister has agreed with the Licensee that the Licence should be varied so as to have effect as a Petroleum Exploration and Development Licence, incorporating the model clauses prescribed for incorporation in such a Licence

NOW THIS DEED WITNESSETH AS FOLLOWS

1. The Licence shall have effect subject to the following amendments -

    (a) the substitution, in place of the words of paragraph A before "shall be incorporated herein" of the words

         "Clause 1, and clauses 4 to 39 of the model clauses for petroleum exploration and development licences in landward areas set out in schedule 3 to the Petroleum (Production) (Landward Areas) Regulations 1995 (S.I. 1995 No. 1436)";

    (b) the omission from paragraph C of the words "in the course of exploration (but not further or otherwise)";

    (c) the substitution, in place of the words "clause 7 and clause 8" in paragraph D, of the words "clause 9 and clause 14";

    (d) the substitution, in place of Schedule 2 to the licence, of Schedule 1 to this deed, and the substitution in place of Schedule 3 to the Licence of
    Schedule 2 to this deed.

IN WITNESS whereof the Corporate Seal of the Minister and the Common Seal of the Licensee have been hereunto affixed the day and year first above written.

THE CORPORATE SEAL of                   )
THE SECRETARY OF STATE FOR              )              [SEAL]
TRADE AND INDUSTRY hereunto affixed is  )
authenticated by:-


/s/ [ILLEGIBLE]
 ........................................
Authorised by the Secretary of State



The Common Seal of EVERGREEN RESOURCES (UK) LIMITED        )
was hereunto affixed in the                           )
presence of:-                                         )


                   /s/ [ILLEGIBLE]
              .......................................... Director


                   /s/ [ILLEGIBLE]
              .......................................... Secretary

                                                                         EXL 204

                                      Schedule I

1. (1) The licensee shall pay to the Minister upon the grant and thereafter during the term of this licence upon the anniversaries of the date (hereinafter referred to as "the said date") specified in Clause B of this Licence sums calculated as follows -


(a) upon the sixth anniversary of the said date       L50       Multiplied by the area factor

(b) upon the seventh anniversary of the said date     L100                "

(c) upon the eighth anniversary of the said date      L150                "

(d) upon the ninth anniversary of the said date       L200                "

(e) upon the tenth anniversary of the said date       L250                "

(f) upon the eleventh anniversary of the said date    L300                "

(g) upon the twelfth anniversary of the said date     L400                "

(h) upon the thirteenth anniversary of the said date  L500                "

(i) upon the fourteenth anniversary of the said date  L600                "

(j) upon the fifteenth anniversary of the said date   L700                "

(k) upon the sixteenth anniversary of the said date   L800                "

(l) upon the seventeenth anniversary of the said date L900                "

(m) upon the eighteenth anniversary of the said date  L1000               "

(n) upon the nineteenth anniversary of the said date  L1100               "

(o)  upon the twentieth and every subsequent anniversary of the said date L1200 multiplied by the area factor


    (2) In this paragraph "the area factor" means the number of square kilometres comprised in the licensed area at the date upon which the periodic payment becomes due.

    (3) The payments specified in sub-paragraph (1) above shall be subject to variation in accordance with the following provisions:

    (a) The annual payment shall be increased or subsequently reduced in line with movements in the Index of the Price of Crude Oil acquired by Refineries (published in the Digest of UK Energy Statistics) if the Minister so determines. The Minister shall give notice of any such determination ("biennial determination") during the month preceding the eighth anniversary of the date of commencement of this licence or any subsequent two-yearly anniversary of that date, and shall specify in the notice the increase or reduction in the amount payable. Movements in the Index shall be calculated by reference to a comparison between the arithmetic mean of the Index levels for the two latest calendar years for which figures are available at the time when the determination is made, and the arithmetic mean of the Index levels for 1992 and 1993. In the event that the Index of the Price of Crude Oil acquired by Refineries ceases to be published, the Minister may substitute arrangements for redetermination of annual payments having substantially similar effect to those set out above based on such other comparable Index as he may determine.

    (b) The increase or reduction specified in a biennial determination shall be payable or take effect on the anniversary of the date of commencement of this licence next following the date of the relevant determination.

    (c) No biennial determination shall have effect so as to reduce the annual payments below the levels set out in sub-paragraph (1) above.

    (d) The Minister shall not make a biennial determination increasing or reducing the amounts payable, where that increase or reduction would be less than 5% of the levels set following the previous biennial determination.

                                                                         EXL 204

                                      Schedule 2

                                 WORKING OBLIGATIONS

The Licensee shall in respect of Block SJ48b

     i) by 30th September, 1998 complete a remote sensing study by means of High Altitude Aerial Photography and Landsat Infrared Satellite Imagery to identify geological and geomorphological features indicative of areas of enhanced permeability; and

     ii) by 30th September, 1998 carry out a study of underground mine maps in order to plot accurately the underground mine face to establish the location for drilling a well in the destressed zone.

     iii) by 31 December, 2000 drill not less than one exploration well to a depth not less than the deepest prospective coal seam in the licence area.

This DEED OF VARIATION is made the 9th day of January, 1997 between THE SECRETARY OF STATE FOR TRADE AND INDUSTRY (hereinafter referred to as "the Minister") of the one part and EVERGREEN RESOURCES (UK) LIMITED (hereinafter referred to as "the Licensee") of the other part, supplemental to licence number EXL 208 (hereinafter referred to as "the Licence") made the fifteenth day of October 1991 between THE MINISTER of the one Part and the Licensee of the other part

    WHEREAS:

    (A) The functions of THE SECRETARY OF STATE FOR ENERGY were transferred to THE SECRETARY OF STATE FOR TRADE AND INDUSTRY by the Transfer of Functions (Energy) Order 1992 (SI 1992/1314)

    (B) The Minister has agreed with the Licensee that the Licence should be varied so as to have effect as a Petroleum Exploration and Development Licence, incorporating the model clauses prescribed for incorporation in such a Licence

NOW THIS DEED WITNESSETH AS FOLLOWS

1. The Licence shall have effect subject to the following amendments -

    (a) the substitution, in place of the words of paragraph A before "shall be incorporated herein" of the words

         "Clause 1, and clauses 4 to 39 of the model clauses for petroleum exploration and development licences in landward areas set out in schedule 3 to the Petroleum (Production) (Landward Areas) Regulations 1995 (S.I. 1995 No. 1436)";

    (b) the omission from paragraph C of the words "in the course of exploration (but not further or otherwise)";

    (c) the substitution, in place of the words "clause 7 and clause 8" in paragraph D, of the words "clause 9 and clause 14";

    (d) the substitution, in place of Schedule 2 to the licence, of Schedule 1 to this deed, and the substitution in place of Schedule 3 to the Licence of
    Schedule 2 to this deed.

IN WITNESS whereof the Corporate Seal of the Minister and the Common Seal of the Licensee have been hereunto affixed the day and year first above written.

    THE CORPORATE SEAL of                   )
    THE SECRETARY OF STATE FOR              )  -----------------       [SEAL]
    TRADE AND INDUSTRY hereunto affixed is  )
    authenticated by:-


/s/ [ILLEGIBLE]
 ........................................
Authorised by the Secretary of State



The Common Seal of EVERGREEN RESOURCES (UK) LIMITED        )
was hereunto affixed in the                           )
presence of:-                                         )


                   /s/ [ILLEGIBLE]
              .......................................... Director


                   /s/ [ILLEGIBLE]
              .......................................... Secretary

                                                                         EXL 208

                                      Schedule 1

1. (1) The licensee shall pay to the Minister upon the grant and thereafter during the term of this licence upon the anniversaries of the date (hereinafter referred to as "the said date") specified in Clause B of this Licence sums calculated as follows -


(a) upon the sixth anniversary of the said date       L50       Multiplied by the area factor

(b) upon the seventh anniversary of the said date     L100                "

(c) upon the eighth anniversary of the said date      L150                "

(d) upon the ninth anniversary of the said date       L200                "

(e) upon the tenth anniversary of the said date       L250                "

(f) upon the eleventh anniversary of the said date    L300                "

(g) upon the twelfth anniversary of the said date     L400                "

(h) upon the thirteenth anniversary of the said date  L500                "

(i) upon the fourteenth anniversary of the said date  L600                "

(j) upon the fifteenth anniversary of the said date   L700                "

(k) upon the sixteenth anniversary of the said date   L800                "

(l) upon the seventeenth anniversary of the said date L900                "

(m) upon the eighteenth anniversary of the said date  L1000               "

(n) upon the nineteenth anniversary of the said date  L1100               "

(o)  upon the twentieth and every subsequent anniversary of the said date L1200 multiplied by the area factor


    (2) In this paragraph "the area factor" means the number of square kilometres comprised in the licensed area at the date upon which the periodic payment becomes due.

    (3) The payments specified in sub-paragraph (1) above shall be subject to variation in accordance with the following provisions:

    (a) The annual payment shall be increased or subsequently reduced in line with movements in the Index of the Price of Crude Oil acquired by Refineries (published in the Digest of UK Energy Statistics) if the Minister so determines. The Minister shall give notice of any such determination ("biennial determination") during the month preceding the eighth anniversary of the date of commencement of this licence or any subsequent two-yearly anniversary of that date, and shall specify in the notice the increase or reduction in the amount payable. Movements in the Index shall be calculated by reference to a comparison between the arithmetic mean of the Index levels for the two latest calendar years for which figures are available at the time when the determination is made, and the arithmetic mean of the Index levels for 1992 and 1993. In the event that the Index of the Price of Crude Oil acquired by Refineries ceases to be published, the Minister may substitute arrangements for redetermination of annual payments having substantially similar effect to those set out above based on such other comparable Index as he may determine.

    (b) The increase or reduction specified in a biennial determination shall be payable or take effect on the anniversary of the date of commencement of this licence next following the date of the relevant determination.

    (c) No biennial determination shall have effect so as to reduce the annual payments below the levels set out in sub-paragraph (1) above.

    (d) The Minister shall not make a biennial determination increasing or reducing the amounts payable, where that increase or reduction would be less than 5% of the levels set following the previous biennial determination.

                                                                         EXL 208

                                      Schedule 2

                                 WORKING OBLIGATIONS

By 30th September, 1998 the Licensee shall in respect of Blocks SO87, SO88, SO89, and SO97 complete a remote sensing study by means of Photography and Landsat Infrared Satellite Imagery to identify geological and geomorphological features indicative of areas of enhanced permeability.

This DEED OF VARIATION is made the 9th day of January, 1997 between THE SECRETARY OF STATE FOR TRADE AND INDUSTRY (hereinafter referred to as "the Minister") of the one part and EVERGREEN RESOURCES (UK) LIMITED (hereinafter referred to as "the Licensee") of the other part, supplemental to licence number EXL 209 (hereinafter referred to as "the Licence") made the fifteenth day of October 1991 between THE MINISTER of the one Part and the Licensee of the other part

    WHEREAS:

    (A) The functions of THE SECRETARY OF STATE FOR ENERGY were transferred to THE SECRETARY OF STATE FOR TRADE AND INDUSTRY by the Transfer of Functions (Energy) Order 1992 (SI 1992/1314)

    (B) The Minister has agreed with the Licensee that the Licence should be varied so as to have effect as a Petroleum Exploration and Development Licence, incorporating the model clauses prescribed for incorporation in such a Licence

NOW THIS DEED WITNESSETH AS FOLLOWS

1. The Licence shall have effect subject to the following amendments -

    (a) the substitution, in place of the words of paragraph A before "shall be incorporated herein" of the words

         "Clause 1, and clauses 4 to 39 of the model clauses for petroleum exploration and development licences in landward areas set out in schedule 3 to the Petroleum (Production) (Landward Areas) Regulations 1995 (S.I. 1995 No. 1436)";

    (b) the omission from paragraph C of the words "in the course of exploration (but not further or otherwise)";

    (c) the substitution, in place of the words "clause 7 and clause 8" in paragraph D, of the words "clause 9 and clause 14";

    (d) the substitution, in place of Schedule 2 to the licence, of Schedule 1 to this deed, and the substitution in place of Schedule 3 to the Licence of
    Schedule 2 to this deed.

IN WITNESS whereof the Corporate Seal of the Minister and the Common Seal of the Licensee have been hereunto affixed the day and year first above written.

    THE CORPORATE SEAL of                   )
    THE SECRETARY OF STATE FOR              )         [SEAL]
    TRADE AND INDUSTRY hereunto affixed is  )
    authenticated by:-


/s/ [ILLEGIBLE]
 ........................................
Authorised by the Secretary of State



The Common Seal of EVERGREEN RESOURCES (UK) LIMITED        )
was hereunto affixed in the                           )
presence of:-                                         )


                   /s/ [ILLEGIBLE]
              .......................................... Director


                   /s/ [ILLEGIBLE]
              .......................................... Secretary

                                                                         EXL 209

                                      Schedule 1

1. (1) The licensee shall pay to the Minister upon the grant and thereafter during the term of this licence upon the anniversaries of the date (hereinafter referred to as "the said date") specified in Clause B of this Licence sums calculated as follows -


(a) upon the sixth anniversary of the said date       L50       Multiplied by the area factor

(b) upon the seventh anniversary of the said date     L100                "

(c) upon the eighth anniversary of the said date      L150                "

(d) upon the ninth anniversary of the said date       L200                "

(e) upon the tenth anniversary of the said date       L250                "

(f) upon the eleventh anniversary of the said date    L300                "

(g) upon the twelfth anniversary of the said date     L400                "

(h) upon the thirteenth anniversary of the said date  L500                "

(i) upon the fourteenth anniversary of the said date  L600                "

(j) upon the fifteenth anniversary of the said date   L700                "

(k) upon the sixteenth anniversary of the said date   L800                "

(l) upon the seventeenth anniversary of the said date L900                "

(m) upon the eighteenth anniversary of the said date  L1000               "

(n) upon the nineteenth anniversary of the said date  L1100               "

(o) upon the twentieth and every subsequent anniversary of the said date L1200 multiplied by the area factor


    (2) In this paragraph "the area factor" means the number of square kilometres comprised in the licensed area at the date upon which the periodic payment becomes due.

    (3) The payments specified in sub-paragraph (1) above shall be subject to variation in accordance with the following provisions:

    (a) The annual payment shall be increased or subsequently reduced in line with movements in the Index of the Price of Crude Oil acquired by Refineries (published in the Digest of UK Energy Statistics) if the Minister so determines. The Minister shall give notice of any such determination ("biennial determination") during the month preceding the eighth anniversary of the date of commencement of this licence or any subsequent two-yearly anniversary of that date, and shall specify in the notice the increase or reduction in the amount payable. Movements in the Index shall be calculated by reference to a comparison between the arithmetic mean of the Index levels for the two latest calendar years for which figures are available at the time when the determination is made, and the arithmetic mean of the Index levels for 1992 and 1993. In the event that the Index of the Price of Crude Oil acquired by Refineries ceases to be published, the Minister may substitute arrangements for redetermination of annual payments having substantially similar effect to those set out above based on such other comparable Index as he may determine.

    (b) The increase or reduction specified in a biennial determination shall be payable or take effect on the anniversary of the date of commencement of this licence next following the date of the relevant determination.

    (c) No biennial determination shall have effect so as to reduce the annual payments below the levels set out in sub-paragraph (1) above.

    (d) The Minister shall not make a biennial determination increasing or reducing the amounts payable, where that increase or reduction would be less than 5% of the levels set following the previous biennial determination.

                                                                         EXL 209

                                      Schedule 2

                                 WORKING OBLIGATIONS

By 31st December, 1997 the Licensee shall in respect of Blocks SP16, SP17, SP26, SP27, and SP28, complete a remote sensing study by means of Photography and Landsat Infrared Satellite Imagery to identify geological and geomorphological features indicative of areas of enhanced permeability.

This DEED OF VARIATION is made the 9th day of January, 1997 between THE SECRETARY OF STATE FOR TRADE AND INDUSTRY (hereinafter referred to as "the Minister") of the one part and EVERGREEN RESOURCES (UK) LIMITED (hereinafter referred to as "the Licensee") of the other part, supplemental to licence number EXL 212 (hereinafter referred to as "the Licence") made the fifteenth day of October 1991 between THE MINISTER of the one Part and the Licensee of the other part

    WHEREAS:

    (A) The functions of THE SECRETARY OF STATE FOR ENERGY were transferred to THE SECRETARY OF STATE FOR TRADE AND INDUSTRY by the Transfer of Functions (Energy) Order 1992 (SI 1992/1314)

    (B) The Minister has agreed with the Licensee that the Licence should be varied so as to have effect as a Petroleum Exploration and Development Licence, incorporating the model clauses prescribed for incorporation in such a Licence

NOW THIS DEED WITNESSETH AS FOLLOWS

1. The Licence shall have effect subject to the following amendments -

    (a) the substitution, in place of the words of paragraph A before "shall be incorporated herein" of the words

         "Clause 1, and clauses 4 to 39 of the model clauses for petroleum exploration and development licences in landward areas set out in schedule 3 to the Petroleum (Production) (Landward Areas) Regulations 1995 (S.I. 1995 No. 1436)";

    (b) the omission from paragraph C of the words "in the course of exploration (but not further or otherwise)";

    (c) the substitution, in place of the words "clause 7 and clause 8" in paragraph D, of the words "clause 9 and clause 14";

    (d) the substitution, in place of Schedule 2 to the licence, of Schedule 1 to this deed, and the substitution in place of Schedule 3 to the Licence of
    Schedule 2 to this deed.

IN WITNESS whereof the Corporate Seal of the Minister and the Common Seal of the Licensee have been hereunto affixed the day and year first above written.

    THE CORPORATE SEAL of                   )
    THE SECRETARY OF STATE FOR              )  -----------------       [SEAL]
    TRADE AND INDUSTRY hereunto affixed is  )
    authenticated by:-


/s/ [ILLEGIBLE]
 ........................................
Authorised by the Secretary of State



The Common Seal of EVERGREEN RESOURCES (UK) LIMITED        )
was hereunto affixed in the                           )
presence of:-                                         )


                   /s/ [ILLEGIBLE]
              .......................................... Director


                   /s/ [ILLEGIBLE]
              .......................................... Secretary

                                                                         EXL 212

                                      Schedule 1

1. (1) The licensee shall pay to the Minister upon the grant and thereafter during the term of this licence upon the anniversaries of the date (hereinafter referred to as "the said date") specified in Clause B of this Licence sums calculated as follows -


(a) upon the sixth anniversary of the said date       L50       Multiplied by the area factor

(b) upon the seventh anniversary of the said date     L100                "

(c) upon the eighth anniversary of the said date      L150                "

(d) upon the ninth anniversary of the said date       L200                "

(e) upon the tenth anniversary of the said date       L250                "

(f) upon the eleventh anniversary of the said date    L300                "

(g) upon the twelfth anniversary of the said date     L400                "

(h) upon the thirteenth anniversary of the said date  L500                "

(i) upon the fourteenth anniversary of the said date  L600                "

(j) upon the fifteenth anniversary of the said date   L700                "

(k) upon the sixteenth anniversary of the said date   L800                "

(l) upon the seventeenth anniversary of the said date L900                "

(m) upon the eighteenth anniversary of the said date  L1000               "

(n) upon the nineteenth anniversary of the said date  L1100               "

(o)  upon the twentieth and every subsequent anniversary of the said date L1200 multiplied by the area factor


    (2) In this paragraph "the area factor" means the number of square kilometres comprised in the licensed area at the date upon which the periodic payment becomes due.

    (3) The payments specified in sub-paragraph (1) above shall be subject to variation in accordance with the following provisions:

    (a) The annual payment shall be increased or subsequently reduced in line with movements in the Index of the Price of Crude Oil acquired by Refineries (published in the Digest of UK Energy Statistics) if the Minister so determines. The Minister shall give notice of any such determination ("biennial determination") during the month preceding the eighth anniversary of the date of commencement of this licence or any subsequent two-yearly anniversary of that date, and shall specify in the notice the increase or reduction in the amount payable. Movements in the Index shall be calculated by reference to a comparison between the arithmetic mean of the Index levels for the two latest calendar years for which figures are available at the time when the determination is made, and the arithmetic mean of the Index levels for 1992 and 1993. In the event that the Index of the Price of Crude Oil acquired by Refineries ceases to be published, the Minister may substitute arrangements for redetermination of annual payments having substantially similar effect to those set out above based on such other comparable Index as he may determine.

    (b) The increase or reduction specified in a biennial determination shall be payable or take effect on the anniversary of the date of commencement of this licence next following the date of the relevant determination.

    (c) No biennial determination shall have effect so as to reduce the annual payments below the levels set out in sub-paragraph (1) above.

    (d) The Minister shall not make a biennial determination increasing or reducing the amounts payable, where that increase or reduction would be less than 5% of the levels set following the previous biennial determination.

                                                                         EXL 212

                                      Schedule 2

                                 WORKING OBLIGATIONS

The Licensee shall in respect of Blocks SE54, SE55a, SE56a and SE65


     i) by 30th September, 1998 complete a remote sensing study by means of High Altitude Aerial Photography and Landsat Infrared Satellite Imagery to identify geological and geomorphological features indicative of areas of enhanced permeability; and

     ii) by 31 December, 2001 drill not less than one exploration well to a depth sufficient to test the prospectivity of the Westphalian coals and of the Dinantian and Namurian.

This DEED OF VARIATION is made the 9th day of January, 1997 between THE SECRETARY OF STATE FOR TRADE AND INDUSTRY (hereinafter referred to as "the Minister") of the one part and EVERGREEN RESOURCES (UK) LIMITED (hereinafter referred to as "the Licensee") of the other part, supplemental to licence number EXL 249 (hereinafter referred to as "the Licence") made the third day of September 1992 between THE MINISTER of the one Part and the Licensee of the other part

    WHEREAS:

    (A) The Minister has agreed with the Licensee that the Licence should be varied so as to have effect as a Petroleum Exploration and Development Licence, incorporating the model clauses prescribed for incorporation in such a Licence

NOW THIS DEED WITNESSETH AS FOLLOWS

1. The Licence shall have effect subject to the following amendments -

    (a) the substitution, in place of the words of paragraph A before "shall be incorporated herein" of the words

         "Clause 1, and clauses 4 to 39 of the model clauses for petroleum exploration and development licences in landward areas set out in schedule 3 to the Petroleum (Production) (Landward Areas) Regulations 1995 (S.I. 1995 No. 1436)";

    (b) the omission from paragraph C of the words "in the course of exploration (but not further or otherwise)";

    (c) the substitution, in place of the words "clause 7 and clause 8" in paragraph D, of the words "clause 9 and clause 14";

    (d) the substitution, in place of Schedule 2 to the licence, of Schedule 1 to this deed, and the substitution in place of Schedule 3 to the Licence of
    Schedule 2 to this deed.

IN WITNESS whereof the Corporate Seal of the Minister and the Common Seal of the Licensee have been hereunto affixed the day and year first above written.

    THE CORPORATE SEAL of                   )
    THE SECRETARY OF STATE FOR              )            [SEAL]
    TRADE AND INDUSTRY hereunto affixed is  )
    authenticated by:-


/s/ [ILLEGIBLE]
 ........................................
Authorised by the Secretary of State



The Common Seal of EVERGREEN RESOURCES (UK) LIMITED        )
was hereunto affixed in the                           )
presence of:-                                         )


                   /s/ [ILLEGIBLE]
              .......................................... Director


                   /s/ [ILLEGIBLE]
              .......................................... Secretary

                                                                         EXL 249

                                      Schedule I

1. (1) The licensee shall pay to the Minister upon the grant and thereafter during the term of this licence upon the anniversaries of the date (hereinafter referred to as "the said date") specified in Clause B of this Licence sums calculated as follows -


(a) upon the sixth anniversary of the said date       L50       Multiplied by the area factor

(b) upon the seventh anniversary of the said date     L100                "

(c) upon the eighth anniversary of the said date      L150                "

(d) upon the ninth anniversary of the said date       L200                "

(e) upon the tenth anniversary of the said date       L250                "

(f) upon the eleventh anniversary of the said date    L300                "

(g) upon the twelfth anniversary of the said date     L400                "

(h) upon the thirteenth anniversary of the said date  L500                "

(i) upon the fourteenth anniversary of the said date  L600                "

(j) upon the fifteenth anniversary of the said date   L700                "

(k) upon the sixteenth anniversary of the said date   L800                "

(l) upon the seventeenth anniversary of the said date L900                "

(m) upon the eighteenth anniversary of the said date  L1000               "

(n) upon the nineteenth anniversary of the said date  L1100               "

(o)  upon the twentieth and every subsequent anniversary of the said date L1200 multiplied by the area factor


    (2) In this paragraph "the area factor" means the number of square kilometres comprised in the licensed area at the date upon which the periodic payment becomes due.

    (3) The payments specified in sub-paragraph (1) above shall be subject to variation in accordance with the following provisions:

    (a) The annual payment shall be increased or subsequently reduced in line with movements in the Index of the Price of Crude Oil acquired by Refineries (published in the Digest of UK Energy Statistics) if the Minister so determines. The Minister shall give notice of any such determination ("biennial determination") during the month preceding the eighth anniversary of the date of commencement of this licence or any subsequent two-yearly anniversary of that date, and shall specify in the notice the increase or reduction in the amount payable. Movements in the Index shall be calculated by reference to a comparison between the arithmetic mean of the Index levels for the two latest calendar years for which figures are available at the time when the determination is made, and the arithmetic mean of the Index levels for 1992 and 1993. In the event that the Index of the Price of Crude Oil acquired by Refineries ceases to be published, the Minister may substitute arrangements for redetermination of annual payments having substantially similar effect to those set out above based on such other comparable Index as he may determine.

    (b) The increase or reduction specified in a biennial determination shall be payable or take effect on the anniversary of the date of commencement of this licence next following the date of the relevant determination.

    (c) No biennial determination shall have effect so as to reduce the annual payments below the levels set out in sub-paragraph (1) above.

    (d) The Minister shall not make a biennial determination increasing or reducing the amounts payable, where that increase or reduction would be less than 5% of the levels set following the previous biennial determination.

                                                                         EXL 249

                                      Schedule 2

                                 WORKING OBLIGATIONS

By 30th September, 1998 the Licensee shall in respect of Blocks SE55b and SE56b complete a remote sensing study by means of High Altitude Aerial Photography and Landsat Infrared Satellite Imagery to identify geological and geomorphological features indicative of areas of enhanced permeability.

This DEED OF VARIATION is made the 9TH day of January, 1997 between THE SECRETARY OF STATE FOR TRADE AND INDUSTRY (hereinafter referred to as "the Minister") of the one part and EVERGREEN RESOURCES (UK) LIMITED (hereinafter referred to as "the Licensee") of the other part, supplemental to licence number AL 005 (hereinafter referred to as "the Licence") made the ninth day of October 1992 between THE MINISTER of the one Part and the Licensee of the other part

    WHEREAS:

    (A) The Minister has agreed with the Licensee that the Licence should be varied so as to have effect as a Petroleum Exploration and Development Licence, incorporating the model clauses prescribed for incorporation in such a Licence

NOW THIS DEED WITNESSETH AS FOLLOWS

1. The Licence shall have effect subject to the following amendments -

    (a) the substitution, in place of the words of paragraph A before "shall be incorporated herein" of the words

         "Clause 1, and clauses 4 to 39 of the model clauses for petroleum exploration and development licences in landward areas set out in schedule 3 to the Petroleum (Production) (Landward Areas) Regulations 1995 (S.I. 1995 No. 1436)";

    (b) the omission from paragraph C of the words "in the course of appraisal (but not further or otherwise)";

    (c) the substitution, in place of the words "clause 7 and clause 8" in paragraph D, of the words "clause 9 and clause 14";

    (d) the substitution, in place of Schedule 2 to the licence, of Schedule 1 to this deed, and the substitution in place of Schedule 3 to the Licence of
    Schedule 2 to this deed.

IN WITNESS whereof the Corporate Seal of the Minister and the Common Seal of the Licensee have been hereunto affixed the day and year first above written.

    THE CORPORATE SEAL of                   )
    THE SECRETARY OF STATE FOR              )                           [SEAL]
    TRADE AND INDUSTRY hereunto affixed is  )
    authenticated by:-


/s/ [ILLEGIBLE]
 ........................................
Authorised by the Secretary of State



The Common Seal of EVERGREEN RESOURCES (UK) LIMITED        )
was hereunto affixed in the                           )
presence of:-                                         )


                   /s/ [ILLEGIBLE]
              .......................................... Director


                   /s/ [ILLEGIBLE]
              .......................................... Secretary

                                                                         AL 005

                                      Schedule 1

1. (1) The licensee shall pay to the Minister upon the grant and thereafter during the term of this licence upon the anniversaries of the date (hereinafter referred to as "the said date") specified in Clause B of this Licence sums calculated as follows -


(a) upon the fifth anniversary of the said date       L25       Multiplied by the area factor

(b) upon the sixth anniversary of the said date       L50                 "

(c) upon the seventh anniversary of the said date     L100                "

(d) upon the eighth anniversary of the said date      L150                "

(e) upon the ninth anniversary of the said date       L200                "

(f) upon the tenth anniversary of the said date       L250                "

(g) upon the eleventh anniversary of the said date    L300                "

(h) upon the twelfth anniversary of the said date     L400                "

(i) upon the thirteenth anniversary of the said date  L500                "

(j) upon the fourteenth anniversary of the said date  L600                "

(k) upon the fifteenth anniversary of the said date   L700                "

(l) upon the sixteenth anniversary of the said date   L800                "

(m) upon the seventeenth anniversary of the said date L900                "

(n) upon the eighteenth anniversary of the said date  L1000               "

(o) upon the nineteenth anniversary of the said date  L1100               "

(p)  upon the twentieth and every subsequent anniversary of the said date L1200 multiplied by the area factor


    (2) In this paragraph "the area factor" means the number of square kilometres comprised in the licensed area at the date upon which the periodic payment becomes due.

    (3) The payments specified in sub-paragraph (1) above shall be subject to variation in accordance with the following provisions:

    (a) The annual payment shall be increased or subsequently reduced in line with movements in the Index of the Price of Crude Oil acquired by Refineries (published in the Digest of UK Energy Statistics) if the Minister so determines. The Minister shall give notice of any such determination ("biennial determination") during the month preceding the eighth anniversary of the date of commencement of this licence or any subsequent two-yearly anniversary of that date, and shall specify in the notice the increase or reduction in the amount payable. Movements in the Index shall be calculated by reference to a comparison between the arithmetic mean of the Index levels for the two latest calendar years for which figures are available at the time when the determination is made, and the arithmetic mean of the Index levels for 1992 and 1993. In the event that the Index of the Price of Crude Oil acquired by Refineries ceases to be published, the Minister may substitute arrangements for redetermination of annual payments having substantially similar effect to those set out above based on such other comparable Index as he may determine.

    (b) The increase or reduction specified in a biennial determination shall be payable or take effect on the anniversary of the date of commencement of this licence next following the date of the relevant determination.

    (c) No biennial determination shall have effect so as to reduce the annual payments below the levels set out in sub-paragraph (1) above.

    (d) The Minister shall not make a biennial determination increasing or reducing the amounts payable, where that increase or reduction would be less than 5% of the levels set following the previous biennial determination.

                                                                         AL 005

                                      Schedule 2

                                 WORKING OBLIGATIONS

The Licensee shall in respect of Block SJ36b by 30th September, 1998 complete a remote sensing study by means of High Altitude Aerial Photography and Landsat Infrared Satellite Imagery to identify geological and geomorphological features indicative of areas of enhanced permeability.